UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 2, 2010
BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Michigan	000-52584	20-1132959
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)
33583 Woodward Avenue, Birmingham, Michigan 48009
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (248) 723-7200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     Birmingham Bloomfield Bancshares, Inc. (the “Company”) announced today the appointment of Thomas H. Dorr as Chief Financial Officer of the Company and Bank of Birmingham (the “Bank”). Mr. Dorr is a certified public accountant with more than ten years experience with Plante & Moran, United Bancorp, Inc. and most recently, Oxford Bank.
     The former Chief Financial Officer, Deborah Thompson, will remain with the Company and the Bank as Senior Vice President of Operations and Technology. The above-described changes will be effective on November 8, 2010.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIRMINGHAM BLOOMFIELD BANCSHARES, INC.
Dated: November 2, 2010	By:	/s/ Robert E. Farr
Robert E. Farr
President and Chief Executive Officer